SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Supplement dated April 5, 2013
to the
Performance Trust Total Return Bond Fund
Prospectus and Statement of Additional Information
dated November 30, 2012

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the Performance Trust Total Return Bond Fund (the “Fund”), a series of Trust for Professional Managers, each dated November 30, 2012, as previously supplemented.

Effective immediately, Mr. Peter Cook is no longer employed with Performance Trust Investment Advisors, LLC, the Fund’s investment adviser.  Accordingly, all references to Mr. Cook as one of the Fund’s co-portfolio managers in the prospectus and statement of additional information are hereby removed.

The Fund continues to be managed by Mr. G. Michael Plaiss and Mr. Anthony J. Harris, who have served as co-portfolio managers of the Fund since its inception.

Please retain this Supplement with your Prospectus and
Statement of Additional Information for reference.